Other operating expenses and income	12 Months Ended
Jun. 30, 2021
Other operating expenses and income
Other operating expenses and income
7	Other operating expenses and income

	2021	2020	2019
for the year ended 30 June	Rm	Rm	Rm
Rentals[1]	—	—	1 845
Insurance	739	681	514
Computer costs	2 563	2 469	2 155
Hired labour	565	844	786
Audit remuneration	136	144	97
Derivative (gains)/losses (including foreign exchange contracts)[2]	(2 282)	6 997	2 465
Professional fees	2 828	2 067	2 226
Enablement of digital and continuous improvement initiatives	434	333	454
Other[3]	2 394	1 734	1 772
Changes in rehabilitation provisions[4]	(361)	(2 078)	1 096
Expected credit losses (released)/raised	(87)	418	470
Other expenses[5]	10 022	10 738	9 410
Other operating income[6]	(2 024)	(1 446)	(1 363)
	12 099	20 834	19 701
1	Relates to the application of IFRS 16, as leases previously classified as operating leases under IAS 17 are now capitalised.
2	Relates mainly to the group’s hedging activities.Refer to page 124.
3	The 2021 increase relates mainly to standby underwriters fees, legal fees and other cost incurred in relation to the potential rights issue which was announced on 17 March 2020.
4	R674 million (2020 - R1,3 billion; 2019 — R688 million) relates to the change in discount rates applied in calculating the rehabilitation provision, while R412 million relates to additional provisions and changes to existing provisions.
5	The 2020 increase relates to R586 million for the Oxygen Train 17 oxygen supply agreement with Air Liquide, which was recognised as a finance lease under IAS 17. With the adoption of IFRS 16 the agreement was recognised as a service agreement.
6	The 2021 increase relates to income from emission right sales in Germany and Italy.